Acquisition of North Penn Bancorp, Inc.	12 Months Ended
Dec. 31, 2013
Acquisition of North Penn Bancorp, Inc. [Abstract]
ACQUISITION OF NORTH PENN BANCORP, INC.

NOTE 16 – ACQUISITION OF NORTH PENN BANCORP,  INC.

On May 31, 2011, the Company closed on a merger transaction pursuant to which Norwood Financial Corp acquired North Penn Bancorp, Inc. in a stock and cash transaction.  The acquisition was an in-market transaction that expanded the Company’s existing footprint in Monroe County, Pennsylvania and extended its footprint into Lackawanna County, Pennsylvania.

North Penn Bancorp, Inc. was the holding company for North Penn Bank, a Pennsylvania savings bank that conducted its business from a main office in Scranton, Pennsylvania and four branch offices in the northeastern Pennsylvania counties of Lackawanna and Monroe.

Under the terms of the merger agreement, the Company acquired all of the outstanding shares of North Penn Bancorp, Inc. for a total purchase price of approximately $25.4 million.  As a result of the acquisition, the Company issued 530,994 common shares, or 15.75% of the total shares outstanding, to former shareholders of North Penn Bancorp, Inc.  North Penn Bank has been merged into Wayne Bank, with Wayne as the surviving entity.

The acquired assets and assumed liabilities were measured at estimated fair values. Management made significant estimates and exercised significant judgment in accounting for the acquisition. Management measured loan fair values based on loan file reviews (including borrower financial statements or tax returns), appraised collateral values, expected cash flows and historical loss factors of North Penn Bank. Real estate acquired through foreclosure was primarily valued based on appraised collateral values. The Company also recorded an identifiable intangible asset representing the core deposit base of North Penn Bank based on management's evaluation of the cost of such deposits relative to alternative funding sources. Management used significant estimates including the average lives of depository accounts, future interest rate levels and the cost of servicing various depository products. Management used market quotations to fair value investment securities and FHLB advances.

The business combination resulted in the acquisition of loans with and without evidence of credit quality deterioration. North Penn Bank's loans were deemed impaired at the acquisition date if the Company did not expect to receive all contractually required cash flows due to concerns about credit quality. Such loans were fair valued and the difference between contractually required payments at the acquisition date and cash flows expected to be collected was recorded as a nonaccretable difference. At the acquisition date, the Company recorded $1.9 million of purchased credit-impaired loans subject to a nonaccretable difference of $1.7 million. The method of measuring carrying value of purchased loans differs from loans originated by the Company (originated loans), and as such, the Company identifies purchased loans and purchased loans with a credit quality discount and originated loans at amortized cost.

North Penn Bank's loans without evidence of credit deterioration were fair valued by discounting both expected principal and interest cash flows using an observable discount rate for similar instruments that a market participant would consider in determining fair value. Additionally, consideration was given to management's best estimates of default rates and payment speeds. At acquisition, North Penn's loan portfolio without evidence of deterioration totaled $119.8 million and was recorded at a fair value of $116.7 million.

The following condensed statement reflects the values assigned to North Penn Bancorp’s net assets as of the acquisition date (in thousands):

Total purchase price		$25,396

Net Assets Acquired:
Cash	$15,192
Securities available for sale	12,671
Restricted investments	985
Loans	118,336
Accrued interest receivable	566
Premises & equipment, net	2,931
Core deposit intangible	895
Deferred tax assets	2,715
Other assets	5,403
Time deposits	(51,936)
Deposits other than time deposits	(83,498)
Borrowings	(7,776)
Accrued interest payable	(203)
Other liabilities	(600)
		15,681
Goodwill resulting from North Penn Merger		$9,715

Results of operations for North Penn prior to the acquisition date are not included in the Consolidated Statement of Income for the period ended December 31, 2011. Due to the significant amount of fair value adjustments historical results of North Penn are not relevant to the Company's results of operations.